================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 1, 2006


                        RADIATION THERAPY SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 000-50802

                       Florida                              65-0768951
             ----------------------------               -------------------
             (State or other jurisdiction                (I.R.S. Employer
                  of incorporation)                     Identification No.)

     2234 Colonial Boulevard, Fort Myers, Florida              33907
     --------------------------------------------           ----------
       (Address of principal executive offices)             (Zip Code)

                                 (239) 931-7275
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01   OTHER EVENTS.

        On August 1, 2006, the Company issued a press release announcing the acquisition of a radiation therapy treatment center in Bel Air, Maryland. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (d) Exhibits

            99.1 Press Release dated August 1, 2006 announcing acquisition of radiation therapy treatment center in Bel Air, Maryland.

              RADIATION THERAPY SERVICES ACQUIRES MARYLAND FACILITY

       Company to Combine IMRT Capable Facility With Belcamp, MD Facility

Fort Myers, FL, August 1, 2006-- Radiation Therapy Services, Inc. (Nasdaq:
RTSX), a leading operator of radiation therapy centers, announced today it has acquired a single radiation therapy treatment center in Bel Air, Maryland for approximately $6.6 million.

The facility currently offers an Intensity Modulated Radiation Therapy (IMRT) program and can be readily upgraded to include Image Guided Radiation Therapy
(IGRT). The Company plans to combine the newly acquired practice with its existing practice in Belcamp, MD, which does not have an IMRT program. The combined facility will treat over 30 patients per day and utilize the Company's current physicians as the acquired facility's radiation oncologist has recently left the local market. The combination of the two practices is expected to be completed by the end of 2006. The Company expects its incremental revenue opportunity from the acquisition and the availability of IMRT to patients at the Belcamp facility to be approximately $4 million on an annual basis. The acquisition has received all necessary regulatory approvals and the Company expects to complete closing by mid-August 2006.

Dr. Daniel Dosoretz, President and Chief Executive Officer, said, "We are pleased to broaden our presence in the Central Maryland local market with the addition of this practice. Its current IMRT capabilities and location in close proximity to our existing Belcamp practice makes this an ideal fit for our operating model. It represents an outstanding opportunity to upgrade this local market's technology and achieve growth in patients treated per day and revenues."

About Radiation Therapy Services
--------------------------------
Radiation Therapy Services, Inc., which operates radiation treatment centers primarily under the name 21st Century Oncology, is a provider of radiation therapy services to cancer patients. The Company's 70 treatment centers are clustered into 23 local markets in 14 states, including Alabama, Arizona, California, Delaware, Florida, Kentucky, Maryland, Massachusetts, Nevada, New Jersey, New York, North Carolina, Rhode Island and West Virginia. The Company is headquartered in Fort Myers, Florida. More information about the Company can be found at its Web site www.rtsx.com. RTSXG

This release may contain forward-looking statements about the Company's future plans, expectations and objectives. Words such as "may," "will," "expect," "intend," "anticipate," "plan," "believe," "seek," "could" and "estimate" and variations of these words and similar expressions are intended to identify forward-looking statements. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, but not limited to those risk factors described in the "Risk Factors" section and other information in the Company's most recently filed quarterly report on Form 10-Q and annual report on Form 10-K, as well as the Company's other filings with the Securities and Exchange Commission which are available on the SEC's website at www.sec.gov. Readers of this release are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release.

Contacts:                                        Investors/Media:
Dave Koeninger                                   Nick Laudico/Jason Rando
Chief Financial Officer                          The Ruth Group
Radiation Therapy Services, Inc.                 646-536-7030/7025
239-931-7282                                     nlaudico@theruthgroup.com
dkoeninger@rtsx.com                              jrando@theruthgroup.com


                                      # # #

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RADIATION THERAPY SERVICES, INC.

                                               By: /s/ David Koeninger
                                                   ---------------------------
                                                   David Koeninger
                                                   Principal Financial Officer

Dated:  August 1, 2006